UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2008

Bimini Capital Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 27, 2008, Bimini Capital Management, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) by and among the Company, Orchid Island TRS, LLC (“OITRS”) and Citigroup Global Markets Realty Corp. (“Citigroup”).  Pursuant to the Agreement, the Company has repurchased Citigroup’s 7.5% non-voting Class B membership interest in OITRS for $50,000.00.  The Purchase Agreement is filed herewith as Exhibit 10.1 and is incorporated into this Item 1.01 by reference in its entirety.

On May 27, 2008, immediately following the closing of the acquisition by the Company of Citigroup’s 7.5% non-voting Class B membership interest in OITRS, the Company entered into an Eighth Amended and Restated Limited Liability Company Agreement of Orchid Island TRS, LLC (the “LLC Agreement”).  The LLC Agreement is filed herewith as Exhibit 10.2 and is incorporated into this Item 1.01 by reference in its entirety.

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On May 27, 2008, the Company acquired Citigroup’s 7.5% non-voting Class B membership interest in OITRS for $50,000.00.  The Purchase Agreement is filed herewith as Exhibit 10.1 and is incorporated into this Item 2.01 by reference in its entirety.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

At the Company’s 2008 Annual Meeting of Stockholders held on May 27, 2008, more than 70% of the votes cast at the meeting either in person or by proxy, representing more than a majority of all of the votes entitled to be cast on the matter, were voted in favor of the proposal to amend the Company’s Charter in the manner described in the Company’s definitive proxy statement in respect of the Company’s 2008 Annual Meeting of Stockholders, as filed with the U.S. Securities and Exchange Commission on April 11, 2008.

The Articles of Amendment, a copy of which is filed herewith as Exhibit 10.3 and is incorporated into this Item 3.03 by reference in its entirety, was filed with the State Department of Assessments and Taxation of the State of Maryland on May 28, 2008, and became effective immediately upon the filing thereof.

ITEM 7.01	REGULATION FD DISCLOSURE.

On May 29, 2008, the Company issued the press release attached hereto as Exhibit 99.1.  The information furnished under this Item 7.01, including the exhibit related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

ITEM 8.01	OTHER EVENTS.

At the Company’s 2008 Annual Meeting of Stockholders held on May 27, 2008, the Company’s stockholders elected Robert E. Cauley as a Class II Director to serve until the Company’s 2011 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.  The Company’s stockholders also elected Robert J. Dwyer as a Class III Director to serve until the Company’s 2009 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

ITEM 9.01.	EXHIBITS.

(d)	Exhibits

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement, dated May 27, 2008, by and among Bimini Capital Management, Inc., Orchid Island TRS, LLC and Citigroup Global Markets Realty Corp.
10.2	Eighth Amended and Restated Limited Liability Company Agreement of Orchid Island TRS, LLC dated as of May 27, 2008.
10.3	Articles of Amendment
99.1	Press release of Bimini Capital Management, Inc. dated May 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2008	BIMINI CAPITAL MANAGEMENT, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Vice Chairman, President and Chief Executive Officer